UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
December 18, 2018
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification No.)
110 Rose Orchard Way San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 533-0288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 18, 2018, Zscaler, Inc. (the “Company”) held its annual meeting of stockholders. The matters voted upon at the meeting and the final vote with respect to each such matter, as certified by the Inspector of Election for the annual meeting, are set forth below:

(1)
Election of two Class I directors to hold office until the 2021 annual meeting of stockholders. Each of the following nominees was elected to serve as a Class I director, to hold office until the Company’s 2021 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal:

Nominees	For	Withheld	Broker Non-Votes
Karen Blasing	85,169,274	3,644,691	23,441,783
Charles Giancarlo	81,879,859	6,934,106	23,441,783

(2)
The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2019 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
110,817,323	120,526	1,317,899	0
Item 8.01 Other Events.
Article VIII, Section 8.3 of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides in part, that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 (such provision, a “Federal Forum Provision”).
On December 19, 2018, the Delaware Court of Chancery issued a decision in Matthew Sciabacucchi v. Matthew B. Salzberg et al., C.A. No. 2017-0931-JTL (Del. Ch.), finding that provisions such as the Federal Forum Provision are not valid under Delaware law. In light of this decision of the Delaware Court of Chancery, the Company does not intend to enforce the Federal Forum Provision in its Certificate of Incorporation unless and until such time as there is a final determination by the Delaware Supreme Court regarding the validity of such provisions. To the extent the Delaware Supreme Court makes a final determination that such provisions are not valid as a matter of Delaware law, the Company’s Board of Directors intends to approve, and submit to its stockholders for approval, an amendment to its Certificate of Incorporation to address the Federal Forum Provision.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZSCALER, INC.

Date:	December 26, 2018	By:	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer